SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 15, 2004

Arden Group, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

0-9904 (Commission File Number)	95-3163136 (IRS Employer Identification No.)

2020 S. Central Avenue Compton, California (Address of Principal Executive Offices)	90220 (Zip Code)

(310) 638-2842
(Registrant’s Telephone Number, Including Area Code)

No Change
(Former name or former address, if changed since last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 4.02 Non-reliance on Previously Issued Financial Statements or Related Audit Report for Completed Interim Review
SIGNATURES

Item 4.02	Non-reliance on Previously Issued Financial Statements or Related Audit Report for Completed Interim Review

On November 15, 2004, management and the Audit Committee of Arden Group, Inc. (the “Company”) determined that its net income per share and weighted average shares outstanding for its Class A and Class B Common Stock for the thirteen and twenty-six weeks ended July 3, 2004 and June 28, 2003 should be restated in accordance with Emerging Issues Task Force (“EITF”) 03-6 “Participating Securities and the Two-Class Method under Financial Accounting Standards Board Statement No. (“FAS”) 128.” EITF 03-6, which became effective for the Company’s quarter ended July 3, 2004, provides guidance in determining when the Two-Class method, as defined in FAS 128, must be used to calculate net income per share. Each share of the Company’s Class B Common Stock (“Class B”) is convertible on a share for share basis into Class A Common Stock (“Class A”) and is entitled to 90% of dividends (other than stock dividends) paid to Class A shareholders. In connection with the adoption of EITF 03-6, the Company was required to use the Two-Class method for computing basic net income per share for the thirteen and twenty-six weeks ended July 3, 2004; however, our original filing used the If Converted method as previously allowed by EITF Topic D-95 “Effect of Participating Convertible Securities on the Computation of Basic Earnings per Share,” which was rescinded by EITF 03-6. Diluted net income per share was presented correctly using the If Converted Method in accordance with FAS 128. Thus, the restatement does not affect diluted net income per share. As of November 10, 2004, all of the Company’s outstanding shares of Class B were converted into Class A, and the Company now has only Class A outstanding.

The following table reflects the effect of the restatement for the thirteen and twenty-six weeks ended July 3, 2004:

	Thirteen Weeks Ended
	July 3, 2004		June 28, 2003
	As Reported	As Restated	As Reported	As Restated
Net income per common share:
Basic	$1.70		$0.97
Basic — Class A		$1.78		$1.01
Basic — Class B		1.60		0.91
Weighted average common shares outstanding:
Basic	3,382,851		3,380,534
Basic — Class A		2,019,340		2,016,950
Basic — Class B		1,363,511		1,363,584

	Twenty-Six Weeks Ended
	July 3, 2004		June 28, 2003
	As Reported	As Restated	As Reported	As Restated
Net income per common share:
Basic	$4.23		$1.79
Basic — Class A		$4.41		$1.87
Basic — Class B		3.97		1.68
Weighted average common shares outstanding:
Basic	3,382,051		3,378,089
Basic — Class A		2,018,504		2,014,505
Basic — Class B		1,363,547		1,363,584

The Company’s management and Audit Committee have discussed these matters with the Company’s registered independent public accounting firm. On November 18, 2004, the Company filed a Form 10-Q/A for the quarter ended July 3, 2004 to reflect the restatement of net income per share.

In addition, the Company has revised the way it classifies income from licensed operations, subleases, leases and finance charges and this revision has been given effect in the financial statements included in the Form 10-Q/A for the quarter ended July 3, 2004. The Company does not consider the effect of these changes, individually or in the aggregate, to be material. The revisions in classification had no effect on operating income, net income, net income per share, net cash flow or any element of the balance sheets for any period.

2

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARDEN GROUP, INC.
(Registrant)

Date: November 19, 2004	By:	/s/DEBRA L. JENSEN

	Name:	Debra L. Jensen
	Title:	Chief Financial Officer

3